Exhibit 10.1(b)


                        FOURTH MODIFICATION AGREEMENT
                        -----------------------------



DATE:     November 22, 1994
- ----

PARTIES:  Borrower: CONTINENTAL HOMES HOLDING CORP.,
- -------             a Delaware corporation.

          Bank:     BANK ONE, ARIZONA, NA,
                    a national banking association.


RECITALS:
- --------

     A. Bank has extended to Borrower credit ("Loan") in the principal amount of $10,000,000.00 pursuant to the Loan Agreement, dated February 25, 1993 ("Loan Agreement"), and evidenced by the Promissory Note, dated February 25, 1993 ("Note"). The unpaid principal of the Loan as of the date hereof is $10,000,000.00.

     B. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, and/or the Loan Agreement: First Modification Agreement, dated February 25, 1994, Second Modification Agreement, dated March 31, 1994, and Third Modification Agreement, dated November 17, 1994. (The Note, the Loan Agreement, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", and "Loan Documents" shall mean such documents as modified in the Modifications.)

     C. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:
- ---------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.
     --------------------

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.
     ------------------------------

     2.1  The Loan Documents are modified as follows:

          2.1.1 Paragraph 17 is hereby added to the section of the Note entitled "EVENTS OF DEFAULT" as follows:

          17. The occurrence of any condition or event that is a default or is designated as a default, an event of default or an Event of Default in that certain Loan Agreement dated November 17, 1994 between Heftler Realty Co., a Florida corporation, and Bank, providing for a loan by Bank in the maximum principal amount of $10,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time.

          2.1.2 The following clause is hereby added to the end of the definition of "Permitted Debt" in Section 2 of the Loan Agreement:

     (p) the Debt arising pursuant to that certain Loan Agreement dated November 17, 1994 between Heftler Realty Co., a Florida corporation, and Bank, providing for a loan by Bank in the maximum principal amount of $10,000,000.00. as the same may be amended, modified, extended, renewed, restated, and supplemented from time to time.

3.   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
     ---------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.   BORROWER REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

Borrower represents and warrants to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as
modified herein.   The execution and delivery of this Agreement and the
performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.   BORROWER COVENANTS.
     ------------------

Borrower covenants with Bank:

     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

          5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

          5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys' expenses and fees).

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
     -------------------------------------------

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
     -----------------------------------------------------------------
     WAIVER.
     ------

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.   BINDING EFFECT.
     --------------

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.
     -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.
     ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.


CONTINENTAL HOMES HOLDING CORP.,
a Delaware corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Secretary and Treasurer
       ------------------------




BANK ONE, ARIZONA, NA,
a national banking association



By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Assistant Vice President
       -------------------------



                    CONSENT AND AGREEMENT OF GUARANTOR(S)
                    -------------------------------------


With respect to the Modification Agreement, dated November 22, 1994 ("Agreement"), between Continental Homes Holding Corp., a Delaware corporation ("Borrower") and Bank One, Arizona, NA, a national banking association formerly know as The Valley National Bank of Arizona ("Bank"), the undersigned (individually and, if more than one, collectively
"Guarantor") agrees for the benefit of Bank as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty of Payment, dated February 25, 1993 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

     2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

     3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

     4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

     6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

     9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

DATED as of the date of the Agreement.


CONTINENTAL HOMES, INC.,
a Delaware corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Financial Vice President
       -------------------------



BANK ONE, ARIZONA, NA,
a national banking association


By:  /s/Rhonda R. Williams
     ---------------------
Name:   Rhonda R. Williams
      --------------------
Title:  Assistant Vice President
       -------------------------



                    CONSENT AND AGREEMENT OF GUARANTOR(S)
                    -------------------------------------


With respect to the Modification Agreement, dated November 22, 1994 "Agreement"), between Continental Homes Holding Corp., a Delaware corporation ("Borrower") and Bank One, Arizona, NA, a national banking association formerly know as The Valley National Bank of Arizona ("Bank"), the undersigned (individually and, if more than one, collectively
"Guarantor") agrees for the benefit of Bank as follows:

     1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty of Payment, dated February 25, 1993 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

     2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

     3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

     4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

     5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

     6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

     7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

     8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

     9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

DATED as of the date of the Agreement.


CHI CONSTRUCTION COMPANY,
an Arizona corporation


By:  /s/Kenda B. Gonzales
     --------------------
Name:   Kenda B. Gonzales
      -------------------
Title:  Vice President
       ------------------



BANK ONE, ARIZONA, NA,
a national banking association


By:  /s/Rhonda R. Williams
     ---------------------
Name:   Rhonda R. Williams
      --------------------
Title:  Assistant Vice President
       -------------------------